UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Juergen W. Gromer has reached the Board’s retirement age of 72 and therefore, in accordance with the Board’s retirement policy, was not nominated for re-election as a director of TE Connectivity Ltd. (the “Company”) at the Annual General Meeting of Shareholders of the Company held on March 8, 2017 (“AGM”).

At the AGM, shareholders of the Company approved amending and restating the Company’s 2007 Stock and Incentive Plan (the “Plan”) to increase by ten million the number of registered shares available for issuance under the Plan, extend the term of the Plan from June 28, 2017 to June 27, 2027, and effect various technical revisions and improvements.

For additional information regarding approval of the Plan, see the Proxy Statement for the AGM filed with the Securities and Exchange Commission on January 18, 2017. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 317,700,795 registered shares (89.26% of 355,891,184 registered shares outstanding and entitled to vote as of February 16, 2017, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. The percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.  Election of twelve (12) directors:

1.1  Pierre R. Brondeau

A total of 301,172,318 shares (99.85%) were voted for and 451,465 shares (0.15%) were counted as voted against this director.  Additionally, there were 199,885 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 301,223,214 shares (99.86%) were voted for and 413,755 shares (0.14%) were counted as voted against this director.  Additionally, there were 186,699 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 301,149,896 shares (99.84%) were voted for and 472,248 shares (0.16%) were counted as voted against this director.  Additionally, there were 201,524 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  William A. Jeffrey

A total of 301,273,717 shares (99.89%) were voted for and 343,548 shares (0.11%) were counted as voted against this director.  Additionally, there were 206,403 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  Thomas J. Lynch

A total of 297,901,085 shares (98.76%) were voted for and 3,744,075 shares (1.24%) were counted as voted against this director.  Additionally, there were 178,508 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Yong Nam

A total of 301,271,539 shares (99.89%) were voted for and 342,300 shares (0.11%) were counted as voted against this director.  Additionally, there were 209,829 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Daniel J. Phelan

A total of 300,614,349 shares (99.67%) were voted for and 1,002,848 shares (0.33%) were counted as voted against this director.  Additionally, there were 206,471 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8  Paula A. Sneed

A total of 301,107,572 shares (99.83%) were voted for and 512,721 shares (0.17%) were counted as voted against this director.  Additionally, there were 203,375 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 301,195,765 shares (99.86%) were voted for and 415,918 shares (0.14%) were counted as voted against this director.  Additionally, there were 211,985 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 291,863,432 shares (96.77%) were voted for and 9,745,747 shares (3.23%) were counted as voted against this director.  Additionally, there were 214,489 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  John C. Van Scoter

A total of 301,234,244 shares (99.87%) were voted for and 382,540 shares (0.13%) were counted as voted against this director.  Additionally, there were 206,884 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 301,353,768 shares (99.91%) were voted for and 265,415 shares (0.09%) were counted as voted against this director.  Additionally, there were 204,485 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.  Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 298,359,807 shares (98.92%) were voted for and 3,267,503 shares (1.08%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 196,358 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.  Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 300,323,279 shares (99.58%) were voted for and 1,262,961 shares (0.42%) were counted as voted against the election of this director as a member of the Management Development and

Compensation Committee.  Additionally, there were 237,428 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Paula A. Sneed

A total of 300,731,028 shares (99.72%) were voted for and 858,297 shares (0.28%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 234,343 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  John C. Van Scoter

A total of 300,930,178 shares (99.78%) were voted for and 650,646 shares (0.22%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 242,844 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.  Election of Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2018 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2018 annual general meeting:

A total of 317,087,379 shares (99.92%) were voted for and 255,229 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 358,187 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.  Approval of the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016):

A total of 316,841,096 shares (99.91%) were voted for and 295,161 shares (0.09%) were counted as voted against this proposal.  Additionally, there were 564,538 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016:

A total of 316,865,977 shares (99.92%) were voted for and 263,728 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 571,090 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016:

A total of 316,864,684 shares (99.92%) were voted for and 249,610 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 586,501 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 30, 2016:

A total of 290,905,294 shares (96.52%) were voted for and 10,503,875 shares (3.48%) were counted as voted against this proposal.  Additionally, there were 414,499 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2017:

A total of 35,148,465 shares (99.28%) were voted for and 2,283,192 shares (0.72%) were counted as voted against this proposal.  Additionally, there were 269,138 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 315,707,335 shares (99.46%) were voted for and 1,713,888 shares (0.54%) were counted as voted against this proposal.  Additionally, there were 279,572 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 316,309,100 shares (99.65%) were voted for and 1,115,756 shares (0.35%) were counted as voted against this proposal.  Additionally, there were 275,939 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.  Advisory vote to approve executive compensation:

A total of 285,852,926 shares (94.82%) were voted for and 15,625,170 shares (5.18%) were counted as voted against this proposal.  Additionally, there were 345,572 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.  An advisory vote on the frequency of holding an advisory vote on executive compensation:

A total of 285,354,297 shares (94.63%) were voted for holding an advisory vote on executive compensation every one year; 414,646 shares (0.14%) were voted for holding an advisory vote on executive compensation every two years; 15,781,800 shares (5.23%) were voted for holding an advisory vote on executive compensation every three years.  Additionaly, there were 272,926 shares voted as abstentions.

Based on the voting results, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every one year, until the next required vote on the frequency of an advisory vote on executive compensation.  The Company is required to hold such votes on frequency every six years.

Agenda Item No. 10.  Approval of the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated as of March 8, 2017), including the authorization of the issuance of additional shares thereunder:

A total of 283,529,368 shares (94.03%) were voted for and 17,989,116 shares (5.97%) were counted as voted against this proposal.  Additionally, there were 305,184 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.  Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for executive management:

A total of 296,605,191 shares (98.79%) were voted for and 3,636,878 shares (1.21%) were counted as voted against this proposal.  Additionally, there were 1,581,599 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.  Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for the Board of Directors:

A total of 299,551,494 shares (99.77%) were voted for and 694,378 shares (0.23%) were counted as voted against this proposal.  Additionally, there were 1,577,796 abstentions and 15,877,127 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.  Approval of the carryforward of unappropriated accumulated earnings at September 30, 2016:

A total of 317,014,456 shares (99.90%) were voted for and 302,241 shares (0.10%) were counted as voted against this proposal.  Additionally, there were 384,098 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.  Approval of a dividend payment to shareholders equal to $1.60 per issued share to be paid in four equal quarterly installments of $0.40 starting with the third fiscal quarter of 2017 and ending in the second fiscal quarter of 2018 pursuant to the terms of the dividend resolution:

A total of 317,329,467 shares (99.96%) were voted for and 128,915 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 242,413 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.  Approval of an authorization related to TE’s share repurchase program:

A total of 250,320,301 shares (78.84%) were voted for and 67,188,987 shares (21.16%) were counted as voted against this proposal.  Additionally, there were 191,507 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 317,016,433 shares (99.86%) were voted for and 446,693 shares (0.14%) were counted as voted against this proposal.  Additionally, there were 237,669 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 17.  Approval of any adjournments or postponements of the AGM:

A total of 229,957,038 shares (72.59%) were voted for and 86,835,517 shares (27.41%) were counted as voted against this proposal.  Additionally, there were 908,240 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of March 8, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Corporate Secretary